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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549



                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 24, 1995



                             WHITTAKER CORPORATION
            (Exact name of registrant as specified in its charter)



   Delaware                    1-5407                     95-4033076
(State or other             (Commission                 (IRS employer
 jurisdiction of            File Number)                 Identification
 incorporation)                                          Number)


10880 Wilshire Boulevard, Los Angeles, California  90024
 (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:(310) 475-9411
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Item 2.  Acquisition or Disposition of Assets

(a) Pursuant to a Stock Purchase Agreement dated as of March 23, 1995 by and between Whittaker Corporation (the "Registrant") and Hughes Aircraft Company ("Hughes"), as amended on April 24, 1995, the Registrant purchased all of the outstanding common stock of Hughes LAN Systems, Inc. ("HLS"), a wholly-owned subsidiary of Hughes, for consideration consisting of (i) $17,500,000 in cash, to be increased or decreased to the extent that as of April 24, 1995 the net amount of working capital of HLS is greater than or less than $8,246,000 by more than $100,000, as the case may be; (ii) a 7% convertible subordinated promissory note in the principal amount of $15,000,000 (the "Note") issued by the Registrant to Hughes; and (iii) contingent payments based on the revenues from the sale by HLS of certain products during the four year period from November 1, 1995 through October 31, 1999 (not to exceed $25,000,000 in the aggregate). The transaction closed on April 24, 1995.

     The cash portion of the consideration paid by the Registrant came from a combination of working capital of the Registrant and borrowings under the Registrant's credit agreement with NationsBank of Texas, N.A., as agent, and certain other financial institutions who are parties thereto (Exhibit
     10.8 to Form 10-K for fiscal year ended October 31, 1994).

(b) The acquisition of stock entitles the Registrant to indirect ownership of the equipment and other physical property of HLS, and the leasehold interests of HLS in plant facilities. Such assets have been used by HLS primarily for the production and sale of certain telecommunication products, and the Registrant intends to continue such use.

Item 7.  Financial Statements and Exhibits

(a)-(b)
     It is impracticable to provide the required financial statements for the acquisition described in Item 2 as of the date hereof. Such financial statements will be filed as soon as practicable, but not later than 60 days following the filing hereof.

(c) Exhibit 10.1--Stock Purchase Agreement dated as of March 23, 1995 by and between the Registrant and Hughes, as amended on April 24, 1995.

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                                 Signature
                                 ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WHITTAKER CORPORATION

                                             BY   /S/  RICHARD LEVIN
                                             --------------------------
                                             Richard Levin
                                             Vice President, Chief
                                             Financial Officer
                                             and Secretary


Dated:  May 8, 1995

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                                   EXHIBITS


Exhibit No.                                       Description
- -----------                                       -----------

   10.1 Stock Purchase Agreement dated as of March 23, 1995 by and between Registrant and Hughes, as amended on April 24, 1995.

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